Exhibit 10.6 SEAGEN INC. STOCK UNIT GRANT NOTICE (AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN) Seagen Inc. (the “Company”), pursuant to its Amended and Restated 2007 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Stock Unit Award for the number of stock units set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Stock Unit Agreement, both of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Stock Unit Agreement, as applicable. Except as otherwise explicitly provided herein, in the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control. Participant: %%FIRST_NAME%-% %%MIDDLE_NAME%-% %%LAST_NAME%-% Date of Grant: %%OPTION_DATE,'MM/DD/YYYY'%-% Vesting Commencement Date: %%VEST_BASE_DATE,'MM/DD/YYYY'%-% Number of Stock Units Subject to Award: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Vesting Schedule: Subject to Section 2 of the Stock Unit Agreement, the Award shall vest on the below vesting date(s). Notwithstanding the following, vesting shall terminate upon the Participant’s Termination of Employment. %%VEST_DATE_PERIOD1,'MM/DD/YYYY'%-% %%SHARES_PERIOD1%-% %%VEST_DATE_PERIOD2,'MM/DD/YYYY'%-% %%SHARES_PERIOD2%-% %%VEST_DATE_PERIOD3,'MM/DD/YYYY'%-% %%SHARES_PERIOD3%-% %%VEST_DATE_PERIOD4,'MM/DD/YYYY'%-% %%SHARES_PERIOD4%-% Consideration: Participant’s services Issuance Schedule: The Shares to be issued in respect of the Award will be issued in accordance with the issuance schedule set forth in Section 7 of the Stock Unit Agreement. Sell to Cover Election: By accepting this Award, Participant hereby: (1) elects, effective on the date Participant accepts this Award, to sell Shares issued in respect of the Award in an amount determined in accordance with Section 11(b) of the Stock Unit Agreement, and to allow the Agent to remit the cash proceeds of such sale to the Company as more specifically set forth in Section 11(b) of the Stock Unit Agreement (a “Sell to Cover”); (2) directs the Company to make a cash payment to satisfy the Withholding Obligation from the cash proceeds of such sale directly to the appropriate taxing authorities; and (3) represents and warrants that (i) Participant has carefully reviewed Section 11(b) of the Stock Unit Agreement, (ii) on the date Participant accepts this Award he or she is not aware of any material, nonpublic information with respect to the Company or any securities of the Company, is not subject to any legal, regulatory or contractual restriction that would prevent the Agent from conducting sales, does not have, and will not attempt to exercise, authority, influence or control over any sales of Shares effected by the Agent pursuant to the Stock Unit Agreement, and is entering into the Stock Unit Agreement and this election to Sell to Cover in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 (regarding trading of the Company's securities on the basis of material nonpublic information) under the Exchange Act, and (iii) it is Participant’s intent that this election to Sell to Cover and Section 11(b) of the Stock Unit Agreement comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act. The Participant further acknowledges that by accepting this Award, Participant is adopting a 10b5-1 Plan (as defined in Section 11(b) of the Stock Unit Agreement) to permit Participant to conduct a Sell to Cover sufficient to satisfy the Withholding Obligation as more specifically set forth in Section 11(b) of the Stock Unit Agreement. Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Stock Unit Grant Notice, the Stock Unit Agreement (including the provisions of Section 11(b) thereof with respect to the Sell to Cover) and the Plan. Participant also acknowledges receipt of the Prospectus for the Plan. Participant further acknowledges that as of the Date of Grant, this Stock Unit Grant Notice, the Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on that subject, with the exception of any arrangement that would provide for vesting acceleration of the Award upon the terms and conditions set forth therein. Participant’s electronic acceptance shall signify Participant’s execution of this Stock Unit Grant Notice and understanding that this Award is granted and governed under the terms and conditions set forth herein. SEAGEN INC. Clay B. Siegall, Ph.D. President & CEO **PLEASE PRINT AND RETAIN THIS AGREEMENT FOR YOUR RECORDS**

1. SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN STOCK UNIT AGREEMENT Pursuant to the Stock Unit Grant Notice (“Grant Notice”) and this Stock Unit Agreement (this “Agreement”) and in consideration of your services, Seagen Inc. (the “Company”) has awarded you a Stock Unit Award (the “Award”) under its Amended and Restated 2007 Equity Incentive Plan (the “Plan”). Your Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. This Agreement shall be deemed to be agreed to by the Company and you upon your execution of the Stock Unit Grant Notice to which it is attached. Capitalized terms not explicitly defined in this Agreement shall have the same meanings given to them in the Plan or the Grant Notice, as applicable. Except as otherwise explicitly provided herein, in the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan shall control. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows. 1. GRANT OF THE AWARD. This Award represents the right to be issued on a future date the number of Shares that is equal to the number of stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award is granted in consideration of your services to the Company or an Affiliate. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Shares to be issued in respect of the Award. 2. VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that you have not incurred a Termination of Employment before the vesting date set forth in the Grant Notice. Upon your Termination of Employment, the Stock Units credited to the Account that are not vested on the date of such Termination of Employment will be forfeited at no cost to the Company and you will have no further right, title or interest in the Stock Units or the Shares to be issued in respect of the Award. By accepting the grant of this Award, you acknowledge and agree that the terms set forth in this Section 2 supersede any contrary terms regarding the vesting of this Award set forth in any notice or other communication that you receive from, or that is displayed by, E*TRADE or other third party designated by the Company. Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event of your Termination of Employment as a result of your death or Disability, the vesting of your Award shall accelerate such that your Award shall become vested as to an additional twelve (12) months, effective as of the date of such Termination of Employment, to the extent that your Award is outstanding on such date. 3. FORFEITURE OF AWARD NOT TIMELY ACCEPTED. The Award is conditioned upon your electronic acceptance of the Award, as set forth in the Grant Notice. Notwithstanding

2. the foregoing or anything in this Agreement to the contrary, if you fail to accept the Award prior to the vesting dates set forth in the Grant Notice, the portion of the Award that otherwise would have vested on each such date will be forfeited at no cost to the Company, and you will have no further right, title or interest in such portion. In the event of your Termination of Employment as a result of your death or Disability prior to acceptance of the Award, the Company will deem the Award as being accepted. 4. NUMBER OF SHARES. (a) The number of Stock Units subject to your Award may be adjusted from time to time for changes in capitalization, as provided in Section 13 of the Plan. (b) Any additional Stock Units that become subject to the Award pursuant to this Section 4 shall be subject, in a manner determined by the Administrator, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award. (c) Notwithstanding the provisions of this Section 4, no fractional Shares or rights for fractional Shares shall be created pursuant to this Section 4. The Administrator shall, in its discretion, determine an equivalent benefit for any fractional Shares or fractional Shares that might be created by the adjustments referred to in this Section 4. 5. SECURITIES LAW COMPLIANCE. You may not be issued any Shares in respect of your Award unless either (i) such Shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. You represent and warrant that you (a) have been furnished with a copy of the prospectus for the Plan and all information deemed necessary to evaluate the merits and risks of receipt of the Award, (b) have had the opportunity to ask questions concerning the information received about the Award and the Company, and (c) have been given the opportunity to obtain any information you deem necessary to verify the accuracy of any information obtained concerning the Award and the Company. 6. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares subject to the Award until such Shares are issued to you in accordance with Section 7 of this Agreement. After such Shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement.

3. 7. DATE OF ISSUANCE. (a) If the Award is exempt from application of Section 409A of the Code and any state law of similar effect (collectively “Section 409A”), then, subject to Section 12, the Company will deliver to you a number of Shares equal to the number of vested Stock Units subject to your Award, including any additional Stock Units received pursuant to Section 4 above that relate to those vested Stock Units on or within 60 days following the applicable vesting date (the “Original Issuance Date”). However, if the Original Issuance Date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day. Notwithstanding the foregoing, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy or policies on trading in Company securities or (2) on a date when you are otherwise permitted to sell Shares on the open market; and (ii) the Company elects, prior to the Original Issuance Date, (x) not to satisfy the Withholding Obligation (as defined in Section 11(a) hereof) by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to you under this Award pursuant to Section 11 hereof, (y) not to permit you to then effect a Sell to Cover under the 10b5-1 Plan (as defined in Section 11(b) of this Agreement), and (z) not to permit you to satisfy the Withholding Obligation in cash, then such Shares shall not be delivered on such Original Issuance Date and shall instead be delivered on the first business day of the next occurring open window period applicable to you or the next business day when you are not prohibited from selling Shares on the open market, as applicable (and regardless of whether there has been a Termination of Employment before such time), but in no event later than the 15th day of the third calendar month of the calendar year following the calendar year in which the Stock Units vest. Delivery of the Shares pursuant to the provisions of this Section 7(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and shall be construed and administered in such manner. The form of such delivery of the Shares (e.g., a stock certificate or electronic entry evidencing such Shares) shall be determined by the Company. (b) The provisions of this Section 7(b) are intended to apply if the Award is subject to Section 409A because of the terms of a severance arrangement or other agreement between you and the Company, if any, that provide for acceleration of vesting of the Award upon your separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) or 1.409A-1(b)(9) (“Non-Exempt Severance Arrangement”). If the Award is subject to and not exempt from application of Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions in this Section 7(b) shall supersede anything to the contrary in Section 7(a). (i) If the Award vests in the ordinary course before your Termination of Employment in accordance with the vesting schedule set forth in the Grant Notice, without accelerating vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the Shares to be issued in respect of your Award be issued any later than December 31st of the calendar year that includes the applicable vesting date.

4. (ii) If vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Award and, therefore, are part of the terms of the Award as of the date of grant, then the Shares will be earlier issued in respect of your Award upon your Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of your Separation from Service. However, if at the time the Shares would otherwise be issued you are subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such Shares shall instead be issued on the date that is six months following the date of your Separation from Service, or, if earlier, the date of your death that occurs within such six-month period. (iii) If either (A) vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Award and, therefore, are not a part of the terms of the Award on the date of grant, or (B) vesting accelerates pursuant to Section 4(b) or Section 13 of the Plan, then such acceleration of vesting of the Award shall not accelerate the issuance date of the Shares (or any substitute property), but such Shares (or substitute property) shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course before your Termination of Employment, notwithstanding the vesting acceleration of the Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4). (c) Notwithstanding anything to the contrary set forth herein, the Company explicitly reserves the right to earlier issue the Shares in respect of the Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix). (d) The provisions in this Agreement for delivery of the Shares in respect of the Award are intended either to comply with the requirements of Section 409A or to provide a basis for exemption from such requirements so that the vesting or delivery of such Shares will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted. (e) The Administrator may modify the terms of this Agreement and/or the Plan without your consent, in the manner that the Administrator may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This Section 7(e) does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that this Award or the delivery of Shares upon settlement of the Award will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. Nothing in this Agreement shall provide a basis for any person to take any action against the Company or any of its Subsidiaries or Affiliates based on matters covered by Code Section 409A, including the tax treatment of any amounts paid under this Agreement, and neither the Company nor any of its Subsidiaries or Affiliates will have any liability under any circumstances to the Participant or any other party if the Award, the delivery of Shares upon vesting/settlement of the Award or other

5. payment or tax event hereunder that is intended to be exempt from, or compliant with, Code Section 409A, is not so exempt or compliant or for any action taken by the Administrator with respect thereto. 8. DIVIDENDS. You shall receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a change in capitalization as provided in Section 13 of the Plan; provided, however, that this sentence shall not apply with respect to any Shares that are delivered to you in connection with your Award after such Shares have been delivered to you. 9. [RESERVED]. 10. AWARD NOT A SERVICE CONTRACT. (a) Your service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of your Award pursuant to the schedule set forth in Section 2 herein or the issuance of the Shares in respect of your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have. (b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the schedule set forth in Section 2 is earned only by continuing as an employee, director or consultant at the will of the Company (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in your Termination of Employment, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your service at any time, with or without cause and with or without notice.

6. 11. RESPONSIBILITY FOR TAXES. (a) Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax- Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax- Related Items in connection with any aspect of the Stock Units, including, but not limited to, the grant, vesting or settlement of the Stock Units, the issuance of Shares upon settlement of the Stock Units, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate your liability for Tax- Related Items or achieve any particular tax result. Further, if you have become subject to Tax- Related Items in more than one jurisdiction, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax- Related Items in more than one jurisdiction. (b) By accepting this Award, you hereby (i) acknowledge and agree that you have elected a Sell to Cover (as defined in the Grant Notice) to permit you to satisfy withholding for the Tax-Related Items and that the withholding for Tax-Related Items shall be satisfied pursuant to this Section 11(b) to the fullest extent not otherwise satisfied pursuant to the provisions of Section 11(c) hereof and (ii) further acknowledge and agree to the following provisions: (i) You hereby irrevocably appoint E*TRADE, or such other registered broker-dealer that is a member of the Financial Industry Regulatory Authority as the Company may select, as your agent (the “Agent”), and you authorize and direct the Agent to: (1) Sell on the open market at the then prevailing market price(s), on your behalf, as soon as practicable on or after the date on which the Shares are delivered to you pursuant to Section 7 hereof in connection with the vesting of the Stock Units, the number (rounded up to the next whole number) of Shares sufficient to generate proceeds to cover (A) the satisfaction of the Tax-Related Items arising from the vesting of those Stock Units and the related issuance of Shares to you that is not otherwise satisfied pursuant to Section 11(c) hereof and (B) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto; (2) Remit directly to the Company and/or any Affiliate the proceeds necessary to satisfy the Tax-Related Items; (3) Retain the amount required to cover all applicable fees and commissions due to, or required to be collected by, the Agent, relating directly to the sale of the Shares referred to in clause (1) above; and (4) Remit any remaining funds to you.

7. (ii) You acknowledge that your election to Sell to Cover and the corresponding authorization and instruction to the Agent set forth in this Section 11(b) to sell Shares to satisfy the Tax-Related Items is intended to comply with the requirements of Rule 10b5- 1(c)(1) under the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act (your election to Sell to Cover and the provisions of this Section 11(b), collectively, the “10b5-1 Plan”). You acknowledge that by accepting this Award, you are adopting the 10b5-1 Plan to permit you to satisfy the Tax-Related Items. You hereby authorize the Company and the Agent to cooperate and communicate with one another to determine the number of Shares that must be sold pursuant to Section 11(b)(i) to satisfy your obligations hereunder. (iii) You acknowledge that the Agent is under no obligation to arrange for the sale of Shares at any particular price under this 10b5-1 Plan and that the Agent may effect sales as provided in this 10b5-1 Plan in one or more sales and that the average price for executions resulting from bunched orders may be assigned to your account. You further acknowledge that you will be responsible for all brokerage fees and other costs of sale associated with this 10b5-1 Plan, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. In addition, you acknowledge that it may not be possible to sell Shares as provided for in this 10b5-1 Plan due to (i) a legal or contractual restriction applicable to you or the Agent, (ii) a market disruption, (iii) a sale effected pursuant to this 10b5-1 Plan that would not comply (or in the reasonable opinion of the Agent’s counsel is likely not to comply) with the Securities Act, (iv) the Company’s determination that sales may not be effected under this 10b5-1 Plan or (v) rules governing order execution priority on the national exchange where the Shares may be traded. In the event of the Agent’s inability to sell Shares, you will continue to be responsible for the timely payment to the Company of all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld, including but not limited to those amounts specified in Section 11(b)(i)(1) above. (iv) You acknowledge that regardless of any other term or condition of this 10b5-1 Plan, the Agent will not be liable to you for (A) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, or (B) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control. (v) You hereby agree to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this 10b5-1 Plan. The Agent is a third-party beneficiary of this Section 11(b) and the terms of this 10b5-1 Plan. (vi) Your election to Sell to Cover and to enter into this 10b5-1 Plan is irrevocable. Upon acceptance of the Award, you have elected to Sell to Cover and to enter into this 10b5-1 Plan, and you acknowledge that you may not change this election at any time in the future. This 10b5-1 Plan shall terminate not later than the date on which the Tax-Related Items arising from the vesting of your Stock Units and the related issuance of Shares has been satisfied. (c) Alternatively, or in addition to or in combination with the Sell to Cover provided for under Section 11(b), you authorize the Company, at its discretion, to satisfy the Tax- Related Items by the following means (or by a combination of the following means):

8. (i) Requiring you to pay to the Company any portion of the Tax- Related Items in cash; (ii) Withholding from any compensation otherwise payable to you by the Company; and/or (iii) Withholding Shares from the Shares issued or otherwise issuable to you in connection with the Award. (d) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the jurisdictions applicable to you. In the event of over-withholding, you may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded by the Company, you must seek a refund from the local tax authorities to the extent you wish to recover the over-withheld amount in the form of a refund. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you will be deemed to have been issued the full number of Shares subject to the vested Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan. (e) Unless the Tax-Related Items are satisfied, the Company shall have no obligation to deliver to you any Shares. (f) In the event the Tax-Related Items arise prior to the delivery to you of Shares or it is determined after the delivery of Shares to you that the amount of the Tax-Related Items was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 12. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Shares pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Shares to be issued pursuant to this Agreement until such Shares are issued to you pursuant to Section 7 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person. 13. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy on trading in Company securities permitting employees to sell Shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time. 14. DATA TRANSFER. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, your employer, and the Company and its Subsidiaries and Affiliates for the purpose of implementing, administering and managing your participation in the

9. Plan. You understand that the Company, its Affiliates, its Subsidiaries and your employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including providing ancillary services related to stock plan administration. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan (including providing ancillary services related to stock plan administration), including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares issued in respect of your Award. 15. NOTICES; ELECTRONIC DELIVERY AND ACCEPTANCE. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company, the Agent or another third party designated by the Company and agree notice shall be provided upon posting to your electronic account held by the Company, the Agent or another third party designated by the Company. You hereby acknowledge that delivery, execution and acceptance of this or any other such documents by electronic means constitutes valid and effective delivery, execution and acceptance and shall be legally effective to create a valid and binding agreement. 16. CLAWBACK/RECOUPMENT. The Award will be subject to recoupment, rescission, payback, cancelation or other action, in each case, in accordance with (i) any clawback policy adopted by the Company (whether such policy is adopted on or after the date of this Agreement or required under applicable law) providing for the recovery of Awards, Shares, proceeds, or payments to you in the event of fraud or as required by applicable law or governance considerations or in other similar circumstances and (ii) any such other clawback, recovery or recoupment provisions set forth in an individual written agreement between you and the Company. No recovery of compensation under such a clawback policy will be an event giving rise to your right to resign for “good reason” or “constructive termination” (or similar term) under any plan of, or agreement with, the Company. 17. MISCELLANEOUS. (a) The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s

10. successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company. (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award. (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award. (d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. (e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. 18. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control. 19. ENTIRE AGREEMENT. The Plan, this Agreement and the Grant Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, with the exception of any arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein. This Agreement is governed by the laws of the state of Delaware. 20. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

11. 22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment materially adversely affecting your rights hereunder may be made without your written consent, except as otherwise provided in the Plan. Without limiting the foregoing, the Administrator reserves the right to change, by written notice to you and without your prior written consent, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant to facilitate compliance with applicable laws or regulations or any future law, regulation, ruling, or judicial decision.